UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ZYMOGENETICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ZymoGenetics, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on Thursday, June 17, 2010

The Proxy Statement, Annual Report and other proxy materials are available at:

http://www.proxyvoting.com/zgen

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

Please make your request for a copy as instructed below on or before June 7, 2010 to facilitate timely delivery.

ZymoGenetics, Inc.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688).

Email: shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/zgen

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

Dear ZymoGenetics Shareholder:

The 2010 Annual Meeting of Shareholders of ZymoGenetics, Inc. (the “Company”) will be held at the Company’s headquarters located at 1201 Eastlake Avenue East, Seattle, Washington 98102, on Thursday, June 17, 2010, at 8:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) to elect three directors to serve until the 2013 annual meeting of shareholders of the Company and two directors to serve until the 2011 annual meeting of shareholders of the Company;

(2) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors;

(3) to transact any other business properly presented at the Annual Meeting.

The Board of Directors recommends a vote “FOR” the proposals outlined in the proxy statement.

The Board of Directors has fixed the close of business on April 9, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN

YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO

VOTE YOUR PROXY ELECTRONICALLY.

70711

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Directions to attend the annual meeting where you may vote in person can be found on our website, www.zymogenetics.com.

Meeting Location:

ZymoGenetics, Inc.

1201 Eastlake Avenue East,

Seattle, Washington 98102

The following materials are available for you to review online:

the Company’s 2010 Proxy Statement (including all attachments thereto);

the Company’s Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:

1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email:

shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet:

http://www.proxyvoting.com/zgen

The Proxy Materials for ZymoGenetics, Inc. are available to review at:

http://www.proxyvoting.com/zgen

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

70711

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 17, 2010

ZYMOGENETICS, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 09, 2010

Date: June 17, 2010

Time: 8:00AM PST

Location: 1201 Eastlake Ave E

Seattle, WA 98102

BARCODE

BROKER

LOGO

HERE

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51 MERCEDES WAY

EDGEWOOD NY 11717

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement

2. Telephone/Internet insert (BR supplied)

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 03, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items

The Board of Directors recommends that you

vote FOR the following:

1. Election of Directors

Nominees

01 Bruce L.A. Carter, PhD 02 James A. Harper 03 Edward E. Penhoet, PhD 04 A. Bruce Montgomery, MD 05 Lars F. Jørgensen

The Board of Directors recommends you vote FOR the following proposal(s):

2 Vote to ratify the appointment of PricewaterhouseCoopers LLP as our independent public accounting firm for

2010

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

B

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO

BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE